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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): July 27, 2004




                           WRIGHT MEDICAL GROUP, INC.
             (Exact name of registrant as specified in its charter)



             Delaware                  000-32883                13-4088127
   (State or other jurisdiction       (Commission              (IRS Employer
         of incorporation)            File Number)           Identification No.)


           5677 Airline Road, Arlington, Tennessee                38002
           (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (901) 867-9971

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits.

      The following exhibit is being furnished as part of this report:

Exhibit
Number                         Description
------- ------------------------------------------------------------------------

  99    Press release issued by Wright Medical Group, Inc. on July 27, 2004.

Item 12. Results of Operations and Financial Condition.

     On July 27, 2004, Wright Medical Group, Inc. issued a press release announcing its consolidated financial results for the quarter ended June 30, 2004. A copy of the press release is furnished as Exhibit 99 to this report.



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 27, 2004

                                      WRIGHT MEDICAL GROUP, INC.


                                      By:  /s/ Laurence Y. Fairey
                                           -------------------------------------
                                           Laurence Y. Fairey
                                           President and Chief Executive Officer



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                                  EXHIBIT INDEX

Exhibit
Number                         Description
------- ------------------------------------------------------------------------

  99    Press release issued by Wright Medical Group, Inc. on July 27, 2004.